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08/99                                                                     Page 1

                                                                    Exhibit 99.1

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)
                                  SERIES 1995-A

   Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among
First USA Bank, NA, as Transferor and Servicer ("First USA"),
First USA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"), First USA, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the CC Master
Credit Card Trust II (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of September 15, 1999, and with respect to the performance of the Trust during the month of August, 1999 is set forth below. Certain of the information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.


   A)  Information Regarding Distributions to
       the Class A Certificateholders, per
       $1,000 original certificate principal amount.

           (1)  The total amount of the
           distribution to Class A
           Certificateholders, per $1,000
           original certificate principal amount                $    4.5989583

           (2)  The amount of the distribution
           set forth in paragraph 1 above in
           respect of interest on the Class A
           Certificates, per $1,000 original
           certificate principal amount                         $    4.5989583

           (3)  The amount of the distribution
           set forth in paragraph 1 above in
           respect of principal of the Class A
           Certificates, per $1,000 original
           certificate principal amount                         $    0.0000000
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08/99                                                                     Page 2


   B)  Class A Investor Charge Offs and
       Reimbursement of Charge Offs

           (1)  The amount of Class A Investor
           Charge Offs                                          $    0.0000000

           (2)  The amount of Class A Investor
           Charge Offs set forth in paragraph 1
           above, per $1,000 original certificate
           principal amount                                     $    0.0000000

           (3)  The total amount reimbursed in
           respect of Class A Investor Charge Offs              $    0.0000000

           (4)  The amount set forth in paragraph
           3 above, per $1,000 original
           certificate principal amount                         $    0.0000000

           (5)  The amount, if any, by which the
           outstanding principal balance of the
           Class A Certificates exceeds the Class
           A Invested Amount after giving effect
           to all transactions on such Distribution Date        $    0.0000000

   C)  Information Regarding Distributions to
       the Class B Certificateholders, per
       $1,000 original certificate principal amount.

           (1)  The total amount of the
           distribution to Class B
           Certificateholders, per $1,000
           original certificate principal amount                $    4.6906250

           (2)  The amount of the distribution
           set forth in paragraph 1 above in
           respect of interest on the Class B
           Certificates, per $1,000 original
           certificate principal amount                         $    4.6906250

           (3)  The amount of the distribution
           set forth in paragraph 1 above in
           respect of principal on the Class B
           Certificates, per $1,000 original
           certificate principal amount                         $    0.0000000
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08/99                                                                     Page 3


   D)  Class B Investor Charge Offs and
       Reimbursement of Charge Offs

           (1)  The amount of Class B Investor
           Charge Offs                                         $    0.0000000

           (2)  The amount of Class B Investor
           Charge Offs set forth in paragraph 1
           above, per $1,000 original certificate
           principal amount                                    $    0.0000000

           (3)  The total amount reimbursed in
           respect of Class B Investor Charge Offs             $    0.0000000

           (4)  The amount set forth in paragraph
           3 above, per $1,000 original
           certificate principal amount                        $    0.0000000

           (5)  The amount, if any, by which the
           outstanding principal balance of the
           Class B Certificates exceeds the Class
           B Invested Amount after giving effect
           to all transactions on such
           Distribution Date                                   $    0.0000000


                                               First USA Bank, NA,
                                               as Servicer

                                                   /s/ Tracie Klein
                                               By  _________________________
                                                      Tracie H. Klein
                                                      First Vice President